As filed with the Securities and Exchange Commission on October 27, 2006

File No. 333-115212
File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 97	☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

(Depositor’s Telephone Number, including Area Code)

MAX BERUEFFY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;
☐	on pursuant to paragraph (b) of Rule 485;
☒	60 days after filing pursuant to paragraph (a) of Rule 485;
☐	on pursuant to paragraph a(1) of Rule 485;

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Protective Life Insurance Company
Protective Variable Annuity Separate Account

Supplement Dated December 29, 2006
To
Prospectus Dated May 1, 2006
For
ProtectiveRewards® B2ASM Variable Annuity

Owners of Contracts purchased on or after [date], 2007, may elect an optional Guaranteed Minimum Withdrawal Benefit Rider (“GMWB Rider”) for an additional charge. This supplement updates your prospectus dated May 1, 2006 to describe the GMWB Rider, its operation, and the fees and expenses associated with election of the rider. This supplement provides information in addition to that contained in your prospectus. It should be read in its entirety and kept together with your prospectus for future reference. If you have any questions, please contact your registered representative or call or write our administrative office at (800) 456-6330, P.O. Box 10648, Birmingham, Alabama 35202-0648.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
WITH RightTimeSM OPTION

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge an optional Guaranteed Minimum Withdrawal Benefit Rider (“GMWB Rider”) on Contracts purchased on or after [date], 2007. In general, the GMWB Rider guarantees the right to make withdrawals (“GMWB Withdrawals”) based upon the value of a Guaranteed Minimum Withdrawal Benefit Base (“GMWB Benefit Base”) that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined. Thus, you will be eligible to make GMWB Withdrawals each Contract Year up to a specified amount — the Guaranteed Annual Withdrawal Amount (“GAWA”) — during the life of the Owner(s), even if your Contract Value falls to zero after you elect to begin taking GMWB Withdrawals, provided that your annual GMWB Withdrawals do not exceed your GAWA in any Contract Year and you otherwise satisfy the GMWB Rider requirements.

The Guaranteed Minimum Withdrawal Benefit does not guarantee Contract Value or the performance of any investment option or investment model.

Important Considerations

•  If you purchase the GMWB Rider, your options for allocating your Purchase Payments and Contract Value will be restricted, and we will allocate all Purchase Payments and dollar cost averaging transfers, and deduct all GMWB Withdrawals and partial surrenders, in accordance with our Allocation Guidelines and Restrictions (described below).

•  Purchase Payments made more than two years after the date the GMWB Rider is issued (the “GMWB Rider Effective Date”) will not be included in the calculation of the GMWB Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after your GMWB Rider Effective Date, such as in a salary reduction agreement under a Section 403(b) arrangement, you should consider whether the rider would be appropriate for you.

•  Any change in ownership of the Contract will cause the GMWB Rider to terminate (without any refund of GMWB Charges), although you may be able to repurchase the GMWB Rider under the RightTimeSM option, without application of the five-year waiting period discussed below.

•  You cannot begin taking GMWB Withdrawals under the GMWB Rider before the Owner (the younger Owner in the case of two Owners) is age 59 1/2 or older.

•  Once you begin taking GMWB Withdrawals, you may not make any additional Purchase Payments.

•  Once you begin taking GMWB Withdrawals, we will cancel any existing partial automatic withdrawal plan that you have established.

•  The GMWB Rider may not be available in all states, and we may limit the availability of this benefit.

The conditions for participating in the GMWB, the manner in which your GAWA is calculated, and the procedures for purchasing the GMWB Rider and for beginning your GMWB Withdrawals are discussed below.

You should not purchase the GMWB Rider if:

•  after your Benefit Election Date, you expect to take GMWB Withdrawals in excess of the GAWA each Contract Year because such excess withdrawals may significantly reduce or eliminate the value of the benefit; or

•  you are interested primarily in maximizing the Contract’s potential for long-term accumulation rather than locking in a GMWB Benefit Base that may provide guaranteed withdrawals; or

•  there is a significant age disparity between Joint Owners; or

•  you do not expect the Owner or Annuitant to begin making GMWB Withdrawals under the GMWB Rider before the age of 95.

Please consult your sales representative to discuss whether the GMWB Rider suits your needs.

Fees and Expenses

The table “Periodic Charges (other than Fund Expenses)” in the section “FEES AND EXPENSES” is modified to include the following charge information for the GMWB Rider:

Monthly Optional Guaranteed Minimum Withdrawal Benefit Rider Charge(3) (as an annualized percentage of the GMWB Benefit Base on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)

	Current	Maximum
Election of GMWB at time of Contract Purchase	0.50%	0.95%
Election of GMWB under RightTimeSM Option(4)	0.60%	0.95%

(3)   We will not increase the GMWB Charge for ten years after the GMWB Rider Effective Date. If we later increase your GMWB Charge, we will give you notice of the pending increase and ask you to agree to the increase. If you elect not to pay the increased GMWB Charge, your current GMWB Benefit Base will be frozen and you will give up the opportunity for additional increases in the GMWB Benefit Base if a higher GMWB Anniversary Value occurs. If you later decide to pay the increased GMWB Charge, you must repurchase the GMWB Rider under the RightTimeSM option. See “Repurchasing the GMWB Rider More than 30 Days After Termination.”

(4)   If you elect the rider under the RightTimeSM option within ten years of the Effective Date, we will apply the lower of the charge in effect on the Effective Date or the current charge in effect on the GMWB Rider Effective Date.

Example of Charges

The section “FEES AND EXPENSES, Example of Charges” is replaced in its entirety with the following:

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay fee), Variable Account charges, and both maximum and minimum total annual Fund expenses, depending on whether and when you also elected the GMWB Rider. The example includes a persistency reward of 0.25% of Contract Value that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. If your initial Purchase Payment is $250,000 or more, the persistency reward will begin with the first Contract Anniversary. The example assumes that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)   If you surrender the Contract at the end of the applicable time period:

With no Guaranteed Minimum Withdrawal Benefit Rider (“GMWB”) elected:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	938	1,477	1,935	3,239
Minimum Fund Expenses	830	1,150	1,379	2,081

With GMWB Rider elected at time of purchase of the Contract (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	984	1,615	2,164	3,697
Minimum Fund Expenses	876	1,291	1,621	2,597

With GMWB Rider elected under RightTimeSM Option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	994	1,642	2,209	3,785
Minimum Fund Expenses	886	1,320	1,669	2,697

(2)   If you annuitize* or remain invested in the Contract at the end of the applicable time period:

With no Guaranteed Minimum Withdrawal Benefit Rider (“GMWB”) elected:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	296	904	1,538	3,239
Minimum Fund Expenses	180	557	958	2,081

With GMWB Rider elected at time of purchase of the Contract (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	345	1,050	1,777	3,697
Minimum Fund Expenses	230	707	1,211	2,597

With GMWB Rider elected under RightTimeSM Option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	355	1,079	1,824	3,785
Minimum Fund Expenses	240	737	1,260	2,697

*  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee and the GMWB Charge do not apply after the Annuity Commencement Date. (See Charges and Deductions, Death Benefit Fee” and “Charges and Deductions, GMWB Charge.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

Purchasing the Guaranteed Minimum Withdrawal Benefit Rider

You may purchase the GMWB Rider when you purchase your Contract. Or, under Protective’s RightTimeSM option, if the rider is still available for sale, you may add it to your Contract any time before the earlier of (i) the Annuity Commencement Date or (ii) the older Owner’s 86th birthday (Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant.)

Important Considerations:

•  You will begin paying the GMWB Charge as of the GMWB Rider Effective Date, even if you do not begin taking GMWB Withdrawals for many years.

•  After the GMWB Rider becomes effective, you cannot cancel it for ten years.

•  If the GMWB Rider becomes effective, and you later let it lapse or choose not to take GMWB Withdrawals, we will not refund the GMWB Charge.

•  Once the GMWB Rider is issued, you must comply with our Allocation Guidelines and Restrictions (described below).

•  You may continue to make partial surrenders in accordance with the terms of your Contract after the GMWB Rider Effective Date (see “Surrenders and Partial Surrenders”) but before the Benefit Election Date. Such partial surrenders will proportionally reduce the GMWB Benefit Base, and ultimately the amount of the GMWB Withdrawals you may make.

•  To begin taking your GMWB Withdrawals, you must submit a GMWB Benefit Election Form. We will not consider partial surrenders made before receiving this request to be GMWB Withdrawals.

•  You may make additional Purchase Payments after the GMWB Rider Effective Date, but Purchase Payments made more than two years after the GMWB Rider Effective Date do not increase the GMWB Benefit Base, although gains and losses attributable to all Purchase Payments are included in the GMWB Benefit Base. See “Calculating Your ‘GMWB Benefit Base’.”

The timing of the issuance of the GMWB Rider could have a significant impact on the value of the GMWB Benefit Base. For example, there are certain advantages to purchasing the GMWB Rider early:

•  We begin reviewing GMWB Anniversary Values (described below) on the first Contract Anniversary following the GMWB Rider Effective Date. This means that the earlier you purchase the GMWB Rider, the longer the period of time during which you have the opportunity to “lock-in” favorable Sub-Account performance into the value of the GMWB Benefit Base. We will not include GMWB Anniversary Values occurring prior to the GMWB Rider Effective Date in the calculation of the GMWB Benefit Base.

•  If you purchase the GMWB Rider when you purchase the Contract, the annual GMWB Charge is currently 0.10% lower than if you purchase the GMWB Rider later under our RightTimeSM option. The GMWB Charge and the difference between the charge for the rider purchased at Contract issue and under the RightTimeSM option may change.

On the other hand, if you purchase the GMWB Rider too early, you may pay the GMWB Charge for a longer period than is necessary. Additionally, beginning on the GMWB Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (described below), partial surrenders will proportionally reduce the GMWB Benefit Base (and therefore the amount of GMWB Withdrawals you can make), and only Purchase Payments made during the first two years following the GMWB Rider Effective Date will be included in the GMWB Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase the GMWB Rider.

Maximum Age Limits for Electing the GMWB Rider

The GMWB Rider is available only to persons who are age 80 or younger (age 75 or younger if the Maximum Anniversary Value Death Benefit was selected) at the time they purchase the Contract or age 85 or younger for Owners who purchase the GMWB Rider under the RightTimeSM option. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant.

Allocation Guidelines and Restrictions

To satisfy the Allocation Guidelines and Restrictions in the GMWB Rider, you must participate in an asset allocation program and allocate 100% of your Purchase Payments and Contract Value in accordance with one of two “model portfolios” created by Ibbotson Associates, Inc. and offered under the program: the Balanced Model or the Growth and Income Model. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. If you have any questions about the asset allocation models, please talk to your sales representative.

You may allocate your Purchase Payment to the dollar cost averaging (“DCA”) Fixed Account(s) or continue dollar cost averaging by allocating Contract Value from a DCA Fixed Account, provided that transfers from the DCA Fixed Account to the Sub-Accounts are allocated in accordance with the model portfolio that you select.

You may select only one model at a time. You may, however, change your model portfolio selection, provided that the new portfolio is one of the specific portfolios permitted under the GMWB Rider. You may not allocate any portion of your Contract Value to the Fixed Account, however.

After you purchase the GMWB Rider and select a model portfolio, we will allocate your Purchase Payments, transfers out of a DCA Fixed Account, or Contract Value, as the case may be, in accordance with the selected model portfolio. We will deduct all GMWB Withdrawals and partial surrenders pro-rata from the various Sub-Accounts (and if applicable, your DCA Fixed Account) included in the model portfolio. We also will “re-balance” your Contract Value quarterly, semi-annually, or annually to restore your allocations to the original percentages recommended in the model portfolio. You may specify the rebalancing period. If you do not specify the period, we will rebalance your Contract Value semi-annually.

These Allocation Guidelines and Restrictions and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted under these Allocation Guidelines, you must submit new allocation instructions to us. There is no charge for participating in the asset allocation program.

If you instruct us to allocate your Purchase Payments or Contract Value, or withdrawal of your GMWB Withdrawals or partial surrenders, in a manner that is not consistent with these Allocation Guidelines and Restrictions, we will terminate your GMWB Rider.

Beginning Your GMWB Withdrawals

To begin taking GMWB Withdrawals under the GMWB Rider, you must submit a completed GMWB Benefit Election Form to our administrative office.

•  Even though the GMWB Rider is in effect as of the GMWB Rider Effective Date and we will deduct the GMWB Charge beginning on this date, any partial surrenders made before we receive your GMWB Benefit Election Form will not qualify as GMWB Withdrawals under the rider.

You should carefully consider when to begin taking GMWB Withdrawals.

•  After we receive your completed GMWB Benefit Election Form at our administrative office, all contract withdrawals are considered GMWB Withdrawals.

•  You may not make any additional Purchase Payments once you begin taking GMWB Withdrawals.

•  No GMWB Withdrawals may be made until (a) the Covered Person, in the case of Single Life Coverage, (b) the younger Covered Person, in the case of Joint Life Coverage, or (c) the Annuitant, where the Owner is a “non-natural person,” reaches age 59 1/2 or older. We require due proof of age before the first GMWB Withdrawal is permitted.

•  If at least 10 years elapse between your GMWB Rider Effective Date and your GMWB Benefit Election Date, we will increase your Maximum Withdrawal Percentage (described below) by 1%, which means you will be permitted to withdraw a greater amount each year once you begin taking GMWB Withdrawals.

•  If you begin taking GMWB Withdrawals too soon, you may limit the value of the GMWB Rider. For example, GMWB Withdrawals will reduce your Contract Value and may limit the potential for achieving a higher GMWB Benefit Base through higher Contract Values. Also, if you begin taking GMWB Withdrawals within the first two years following the GMWB Rider Effective Date, you will shorten the period of time during which you could increase your GMWB Benefit Base because you may not make any additional Purchase Payments once you begin taking GMWB Withdrawals.

•  If you delay taking GMWB Withdrawals for too long, however, you may limit the number of years available for you to take GMWB Withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Please consult your sales representative as to the appropriate time for you to begin taking GMWB Withdrawals.

Important Considerations

•  All withdrawals, including GMWB Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See “Charges and Deductions, Surrender Charge” and “Taxation of Partial and Full Surrenders.”

•  All withdrawals, including GMWB Withdrawals, count towards the penalty-free withdrawal amount under the Contract. See “Charges and Deductions, Surrender Charge” and “Taxation of Partial and Full Surrenders.”

The GMWB Rider is designed for you to take GMWB Withdrawals each Contract Year that are less than or equal to the GAWA. You should not purchase the GMWB Rider if you intend to take GMWB Withdrawals that exceed the GAWA.

•  GMWB Withdrawals that exceed the GAWA could reduce your GMWB Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  GMWB Withdrawals that exceed the GAWA will reduce the amount of your future GAWA.

Determining the Amount of Your GMWB Withdrawals

On the Valuation Day that next follows our receipt of your completed GMWB Benefit Election Form at our administrative office, we will determine your initial GAWA. The GAWA is the maximum annual withdrawal amount permitted each Contract Year without losing the GMWB Rider’s guarantees. We determine this amount by calculating your GMWB Benefit Base and multiplying that GMWB Benefit Base by a “Maximum Withdrawal Percentage.” The manner in which we will calculate the GMWB Benefit Base and the Maximum Withdrawal Percentage is discussed below.

Determining the Maximum Amount of the GMWB Benefit Base that May be Withdrawn — the Guaranteed Annual Withdrawal Amount (“GAWA”)

The percentage of your GMWB Benefit Base that you may withdraw each year depends on the following four factors:

(1)   Whether GMWB Withdrawals under the GMWB Rider are to continue for one person’s or two persons’ lifetimes.

(2)   The age of the person whose life measures the length of the payment stream (the “Covered Person”). In the case of two Covered Lives, the age of the younger will measure the length of the payment stream.

(3)   When you make your GMWB Benefit Election.

(4)   The length of time between the GMWB Rider Effective Date and the GMWB Benefit Election Date.

If there are two Owners under the Contract who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, the GMWB Rider may cover either or both spouses. In the latter case, the GMWB Withdrawals may continue for as long as either spouse lives.

The Maximum Withdrawal Percentage under the various circumstances is as follows:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after GMWB Rider Effective Date	If Benefit Election Date is 10 Years or More after GMWB Rider Effective Date
59 1/2 to 69 (GMWB for two spouses)	4.5%	5.5%
59 1/2 to 69 (GMWB for one person)	5.0%	6.0%
70 to 80 (GMWB for two spouses)	5.5%	6.5%
70 to 80 (GMWB for one person)	6.0%	7.0%

For example, to help you understand how we calculate the GAWA, assume that the Owner was age 65 on the GMWB Rider Effective Date, 5 years passed between the GMWB Rider Effective Date and the Benefit Election Date, and the GMWB Benefit Base was $100,000. Because the Owner is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the GAWA would equal $6,000 ($100,000 × .06).

If the same Owner elects the GMWB Rider based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the GAWA would equal $4,500 ($100,000 × ..045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

Note:   A change in ownership of the Contract (other than a spousal continuation following the death of an Owner) will cause the GMWB Rider to terminate and any scheduled GMWB Withdrawals to cease. The new Owner(s) may purchase a new GMWB Rider under the RightTimeSM option, if the rider is still available for sale, without the normal five-year waiting period for repurchasing the GMWB Rider. See “Repurchasing the GMWB Rider More than 30 Days After Termination.”

Selecting Your Coverage Option

If there are two Owners under the Contract who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the GMWB Benefit Election Form whether the GMWB Rider will cover one spouse (“Single Life Coverage”) or both spouses (“Joint Life Coverage”). Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage, whether spousal continuation of the GMWB Rider will be permitted, and whether the GMWB guarantee will cover the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Upon death of Owner, the surviving spouse may purchase the GMWB Rider under RightTimeSM if he or she continues the Contract under the spousal continuation provisions.	Both lives covered. Maximum Withdrawal Percentage based on younger of the Owner and Beneficiary. For surviving spouse who continues Contract, GMWB Rider will continue without change unless declined.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner.	N/A
GMWB Rider expires upon first death.
Joint Owner/ Spouse 2nd Owner

Covered Person is older Owner.
GMWB Rider expires upon first death.
Upon death of either Owner, the surviving spouse may purchase the GMWB Rider under RightTimeSM if he or she continues the Contract under the spousal continuation provisions.

Both lives covered. Maximum Withdrawal Percentage based on the younger Owner. For surviving spouse, GMWB Rider will continue without change unless declined.

Changing Beneficiaries — Single Owner with Joint Life Coverage

After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary. Upon notification of the change, we will (1) convert the coverage to Single Life Coverage based on the Owner’s age, (2) reset the GMWB Benefit Base to the current Contract Value, and (3) recalculate the GAWA after determining a new Maximum Withdrawal Percentage based upon Single Life Coverage at the Owner’s age.

If an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner must submit a new GMWB Benefit Election Form. Upon receipt of the completed Form, we will (1) reset the GMWB Benefit Base to the current Contract Value, and (2) recalculate the GAWA after determining a new Maximum Withdrawal Percentage based upon the age of the younger of the Owner and the new Beneficiary.

Note:   A change in Beneficiary will result in the loss of any previously locked-in GMWB Anniversary Value.

Calculating Your “GMWB Benefit Base” Before the Benefit Election Date

The GMWB Benefit Base is used to calculate the GAWA and determine the GMWB Charge. As the GMWB Benefit Base increases, the GAWA and the amount of the GMWB Charge increase. Your GMWB Benefit Base can never be more than $5 million.

Note:   The GMWB Benefit Base is only used to calculate the GAWA and the GMWB Charge; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

On your GMWB Rider Effective Date, we will determine your initial GMWB Benefit Base. If you purchase the GMWB Rider when you purchase the Contract, the GMWB Benefit Base is initially equal to your initial Purchase Payment. If you purchase the GMWB Rider after the Contract has been issued under our RightTimeSM option, the GMWB Benefit Base is initially equal to the Contract Value as of the GMWB Rider Effective Date.

Thereafter, we increase the GMWB Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the GMWB Rider Elective Date. We reduce the GMWB Benefit Base for each partial surrender from the Contract in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

Example:   Assume your GMWB Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your GMWB Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the GMWB Rider Effective Date, we will determine the “GMWB Anniversary Value” by taking your Contract Value on that Contract Anniversary and reducing it by any Purchase Payments made more than two years after your GMWB Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the GMWB Anniversary Value. We then compare the GMWB Benefit Base to the GMWB Anniversary Value. If the GMWB Benefit Base exceeds the GMWB Anniversary Value, the GMWB Benefit Base does not change. If the GMWB Anniversary Value is higher than the GMWB Benefit Base, we will increase the GMWB Benefit Base to the GMWB Anniversary Value.

Recalculating the GMWB Benefit Base After the Benefit Election Date

After you begin taking GMWB Withdrawals, we continue to calculate your GMWB Benefit Base on each Contract Anniversary. How we calculate your GMWB Benefit Base depends on whether your total GMWB Withdrawals in a Contract Year have been less than or equal to the GAWA or greater than the GAWA.

If your total GMWB Withdrawals in a Contract Year are less than or equal to the GAWA:

•  We will continue to calculate your GMWB Benefit Base as described above.

•  If you choose to receive only a part of, or none of, your GAWA in any given Contract Year, you should understand that GMWB Withdrawals are not cumulative. You cannot carry over any unused GMWB Withdrawals to any future Contract Years.

For example, assume your Maximum Withdrawal Percentage is 5% and your GMWB Benefit Base is $100,000, which means your GAWA is $5,000 ($100,000 × ..05). If you withdraw only $4,000 during the Contract Year, the GAWA will not increase the next Contract Year by the $1,000 you did not withdraw.

•  We do not impose a Surrender Charge on any GMWB Withdrawals that are less than or equal to the GAWA.

•  We will not require a minimum Contract Value following any GMWB Withdrawals that are less than or equal to the GAWA.

If your total GMWB Withdrawals in a Contract Year exceed the GAWA:

If a GMWB Withdrawal causes your total GMWB Withdrawals during the Contract Year to exceed the GAWA, we will reduce your GMWB Benefit Base. This calculation will depend, in part, on the portion of the withdrawal that does not exceed the GAWA (the “Non-Excess Withdrawal”) and the portion of the withdrawal that does exceed the GAWA (the “Excess Withdrawal”). We will reduce your GMWB Benefit Base as follows:

(a)   If, at the time of the GMWB Withdrawal, your Contract Value less the Non-Excess Withdrawal is greater than your GMWB Benefit Base, we will reduce the GMWB Benefit Base by the amount of the Excess Withdrawal as well as any applicable Surrender Charge.

(b)   Otherwise, we will reduce your GMWB Benefit Base based on the proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value less the Non-Excess Withdrawal.

For example, suppose your GMWB Benefit Base is $100,000, your Contract Value is $110,000, your Withdrawal Percentage is 5% (i.e., your GAWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of GMWB Withdrawals in the Contract Year and then request another $3,000 GMWB Withdrawal (which means you have exceeded your GAWA by $1,000), we will consider $2,000 of that withdrawal to be Non-Excess and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the Non-Excess Withdrawal ($110,000 - $2,000 = $108,000) is greater than your GMWB Benefit Base ($100,000). We will therefore reduce your GMWB Benefit Base by the Excess Withdrawal and your new GMWB Benefit Base will be $99,000 ($100,000 - $1,000).

However, if your Contract Value is $70,000 then rule (b) applies. We determine the proportional reduction in your GMWB Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less Non-Excess Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 Non-Excess Withdrawal ($1,000 ÷ ($70,000 - $2,000) = 1.4706%). We will then apply this same percentage to reduce your GMWB Benefit Base. Thus your new GMWB Benefit Base will be equal to $98,529 ($100,000 - ($100,000 * 0.014706)).

•  Going forward, we will recalculate your GAWA based on the new GMWB Benefit Base.

•  We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees and charges or a GMWB Withdrawal that is less than or equal to the GAWA, the Contract will terminate and we will settle the GMWB as follows:

•  We will pay the remaining GAWA, if any, not yet withdrawn in the current Contract Year, in a lump sum;

•  we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  we will pay a monthly payment equal to the GAWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse.

Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining GAWA for that Contract Year, first, we will pay you a lump sum equal to such remaining GAWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an Annuity Commencement Date under GMWB settlement, we intend to treat any amounts received by you in the form of GMWB Withdrawals as partial surrenders for tax purposes. After we establish an Annuity Commencement Date under GMWB settlement, we will treat any amounts received by you as annuity payments for tax purposes.

If your Contract Value reduces to zero due to a GMWB Withdrawal that exceeds the GAWA, we will terminate your Contract and you will not receive any further benefits under the GMWB Rider.

Required Minimum Distributions

If the GMWB Rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). (See Prospectus section “Qualified Retirement Plans”.) The GMWB Rider, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract.

The GMWB Rider permits a GMWB Withdrawal from a Qualified Contract to exceed the GAWA in order to satisfy the RMD for the Qualified Contract without compromising the GMWB guarantees. In particular, if you provide us with written notice of an RMD at the time you request a GMWB Withdrawal from your Qualified Contract, we will compute an amount that is treated under the GMWB Rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the GMWB Rider. A withdrawal from your Qualified Contract will reduce the amount of future GAWA, and can reduce your GMWB Benefit Base, to the extent that the withdrawal exceeds the greater of (1) any remaining GAWA for the Contract Year, and (2) the RMD with respect to the Qualified Contract for the calendar year, less any withdrawals previously taken during the calendar year. Also, if you do not provide us with Written Notice of an RMD at the time you request a GMWB Withdrawal, the entire amount by which the withdrawal exceeds any remaining GAWA for the Contract Year will reduce the amount of your future GAWA and could reduce your GMWB Benefit Base.

Benefit Available on Latest Annuity Commencement Date (Owner’s or Annuitant’s 95th Birthday)

If the oldest Owner’s or oldest Annuitant’s 95th birthday occurs while the GMWB Rider is in effect, we will provide monthly payments equal to the greater of (i) the GAWA divided by 12; or (ii) payments based upon your Annuity Value on the oldest Owner’s or Annuitant’s 95th birthday and the annuity option you select. If you do not select an annuity option, your annuity payments will based upon the life of the Owner with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the oldest Owner’s 95th birthday.

GMWB Charge

We deduct a charge for the GMWB Rider that compensates us for the costs and risks we assume in providing this benefit. This GMWB Charge is a percentage of the GMWB Benefit Base. If you purchase the GMWB Rider when you purchase your Contract, the current annual charge is 0.50% of the GMWB Benefit Base. If you purchase the GMWB later under our RightTimeSM option, the current annual charge is 0.60% of the GMWB Benefit Base. We deduct this charge from your Contract Value on the day after each Monthly Anniversary Day.

If you purchase the GMWB Rider under the RightTimeSM option within ten years of the Effective Date, we will apply the lower of the GMWB Charge in effect on the Effective Date or the current charge in effect on the GMWB Rider Effective Date.

We may increase the GMWB Charge after your GMWB Rider Effective Date. We guarantee, however, that we will not increase the GMWB Charge for ten years after your GMWB Rider Effective Date and that we will never increase the charge above 0.95% of the GMWB Benefit Base. If we later decide to increase your GMWB Charge, we will give you notice of the pending increase. You may then elect not to pay the increased GMWB Charge, but your current GMWB Benefit Base will be frozen and you will give up the opportunity for additional increases in the GMWB Benefit Base if a higher GMWB Anniversary Value occurs. If you later decide to pay the increased GMWB Charge, you must repurchase the GMWB Rider under the RightTimeSM option, without application of the five-year waiting period that would otherwise apply to such repurchases. See “Repurchasing the GMWB Rider More than 30 Days After Termination.”

Terminating the GMWB Rider

The GMWB Rider will terminate upon the earliest of:

•  termination of the GMWB Rider by the Owner (permitted after the GMWB Rider has been in effect for at least ten years);

•  full surrender or termination of the Contract;

•  any change in ownership of the Contract;

•  the Annuity Commencement Date;

•  noncompliance with the Allocation Guidelines and Restrictions, including transferring out of the selected asset allocation model;

•  death of an Owner, if the Contract is not continued by the surviving spouse; or,

•  establishment of an Annuity Commencement Date when the Contract Value is reduced to zero.

All charges for the GMWB Rider will cease upon termination.

Spousal Continuation

If the GMWB Benefit Election indicates Single Life Coverage (see “Selecting Your Coverage Option”), the GMWB Rider will terminate. The surviving spouse may elect to continue the Contract with the GMWB Rider following the other spouse’s death, however, by purchasing a new GMWB Rider subject to the terms and conditions of the rider in effect at that time. See “Repurchasing the GMWB Rider More than 30 Days After Termination.”

If the GMWB Benefit Election indicates Joint Life Coverage for spouses (see “Selecting Your Coverage Option”), and the surviving spouse elects to continue the GMWB Rider, the GMWB Benefit Base in effect on the spousal continuation date will remain until the next Contract Anniversary. On the next Contract Anniversary, we will reset the GMWB Benefit Base to equal the greater of the Contract Value (which will reflect the Death Benefit) and the prior GMWB Benefit Base in effect on the spousal continuation date. The Maximum Withdrawal Percentage will remain the same as it was prior to death.

Reinstating the GMWB Rider Within 30 Days of Termination

If your GMWB Rider is terminated for any reason (other than death of an Owner where the Benefit Election did not designate Joint Life Coverage), and you made no additional Purchase Payment after the GMWB Rider terminated, you may request that we reinstate the rider by submitting a GMWB Reinstatement Form to our administrative office no later than 30 days following termination of the GMWB Rider. The reinstated rider will have the same terms and conditions, including the same GMWB Rider Effective Date, GMWB Benefit Base, GAWA, GMWB Charge, and Maximum Withdrawal Percentage, as it had prior to termination.

Repurchasing the GMWB Rider More than 30 Days After Termination

If your GMWB Rider has terminated, and more than 30 days have passed since that termination (other than death of an Owner where the Benefit Election did not designate Joint Life Coverage), you may repurchase the GMWB Rider under the RightTimeSM option before the Annuity Commencement Date if (a) five years have passed since the termination of the GMWB Rider and (b) the rider is still available for sale.

We do not require a five-year waiting period, however, if (1) your GMWB Rider terminated because of a change in ownership, or (2) you decided not to pay an increased GMWB Charge.

In order to repurchase the GMWB Rider, you must submit a completed GMWB Repurchase Form to our administrative office. We will issue a new GMWB Rider subject to the terms and conditions of the rider in effect at the time of election. This means:

•  The initial GMWB Benefit Base will be equal to the Contract Value as of the new GMWB Rider Effective Date.

•  The time period applicable to the Maximum Withdrawal Percentage determination will begin from the new GMWB Rider Effective Date.

•  When we calculate the GAWA under the new GMWB Rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners) as of the new GMWB Benefit Election Date.

•  We will impose the current GMWB Charge in effect on the new GMWB Rider Effective Date. If the rider is requested within ten years of the GMWB Effective Date, however, we will apply the lower of the charge in effect on the Effective Date or the current charge in effect on the new GMWB Rider Effective Date.

Tax Consequences

In general, GMWB Withdrawals are treated for tax purposes as partial surrenders. In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract”. (See Prospectus section “Taxation of Annuities in General, Taxation of Partial and Full Surrenders.”) However, if you purchase the

GMWB Rider, in the case of a partial surrender at a time when the amount available for withdrawal in the form of the GAWA is greater than your Contract Value, amounts you receive are includable in income to the extent the GAWA exceeds your investment in the Contract.

If the oldest Owner’s or oldest Annuitant’s 95th birthday occurs while the GMWB Rider is in effect, and we provide monthly payments equal to the greater of (1) the GAWA divided by 12, and (2) payments under an annuity option, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a GMWB Withdrawal that is less than or equal to the GAWA, we will treat periodic payments made on or after the Annuity Commencement Date established under the GMWB settlement as annuity income payments. Annuity income payments are includable in gross income to the extent they exceed the “exclusion amount.” Once the total amount of the investment in the Contract is excluded from income, annuity income payments will be fully taxable. (See Prospectus section “Taxation of Annuity Payments.”) It is possible that the total amount of the investment in the Contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the GMWB settlement, in which case all payments made on or after that date will be fully includable in income.

Appendix — Example of GMWB Rider

The purpose of the following example is to demonstrate the operation of the Guaranteed Minimum Withdrawal Benefit Rider (“GMWB Rider”). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

Hypothetical Example 1. ASSUMPTIONS:

•       Joe, 55 years old on the Effective Date

•       Elected Single Life Coverage

•       Elected the GMWB Rider at time of Contract Purchase

•       Began making GMWB Withdrawals 10 years after the GMWB Rider Effective Date

•       Because the Benefit Election Date was 10 years after the GMWB Rider Effective Date and Joe was 65 on that date, he received the 6% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	GMWB Benefit Base		Guaranteed Annual Withdrawal Amount	Guaranteed Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		158,955	158,955	(C)	0	0
2	0		0		165,987	165,987	(D)	0	0
3	25,000	(E)	0		215,760	190,760	(F)	0	0
4	0		0		211,719	190,760	(G)	0	0
5	0		0		248,856	223,856	(H)	0	0
6	15,000	(I)	0		251,276	223,856	(J)	0	0
7	0		0		291,400	251,400	(K)	0	0
8	0		10,000	(L)	286,952	246,952	(M)	0	0
9	0		0		309,046	269,046	(N)	0	0
10	0		0		332,184	292,184	(O)	0	0
11	0		17,531	(P)	307,062	292,184		17,531	0
12	0		17,531	(P)	320,745	292,184		17,531	0
13	0		17,531	(P)	322,393	292,184		17,531	0
14	0		5,000	(Q)	345,506	305,506	(Q)	17,531	12,531	(Q)
15	0		18,330	(R)	339,725	305,506		18,330	0
16	0		18,330	(R)	331,210	305,506		18,330	0
17	0		18,330	(R)	315,437	305,506		18,330	0

(A)              The initial GMWB Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)               The $50,000 Purchase Payment is added to the current GMWB Benefit Base of $100,000. The new GMWB Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the GMWB Rider is issued (the GMWB Rider Effective Date) will not be included in the calculation of the GMWB Benefit Base.

(C)               The GMWB Benefit Base of $150,000 is compared to the GMWB Anniversary Value of $158,955. The GMWB Benefit Base steps up to $158,955.

(D)           The GMWB Benefit Base steps up to the GMWB Anniversary Value of $165,987.

(E)               The $25,000 Purchase Payment does not get added to the current GMWB Benefit Base, because it is made more than 2 years after the GMWB Rider Effective Date.

(F)               The GMWB Anniversary Value equals $190,760 ($215,760 - $25,000). The GMWB Benefit Base steps up to $190,760, since that is greater than the current GMWB Benefit Base of $165,987.

(G)              The GMWB Benefit Base remains at $190,760 since the GMWB Anniversary Value is less ($211,719 - $25,000 = 186,716).

(H)              The GMWB Benefit Base steps up to the GMWB Anniversary Value of $223,856 ($248,856 - $25,000).

(I)                  The $15,000 Purchase Payment does not get added to the current GMWB Benefit Base, because it is made more than 2 years after the GMWB Rider Effective Date.

(J)                 The GMWB Benefit Base remains at $223,856 since the GMWB Anniversary Value is less ($251,276 - $40,000 = $211,276).

(K)              The GMWB Benefit Base steps up to the GMWB Anniversary Value of $251,400 ($291,400 - $40,000).

(L)               The GMWB Benefit Base is reduced proportionally due to the $10,000 withdrawal. The GMWB Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$296,952 [Contract Value before withdrawal] = 0.034). The new GMWB Benefit Base is $242,934 ($251,400 - ($251,400 * ($10,000/$296,952))).

(M)            The GMWB Benefit Base steps up to the GMWB Anniversary Value of $246,952 ($286,952 - $40,000).

(N)              The GMWB Benefit Base steps up to the GMWB Anniversary Value of $267,046 ($309,046 - $40,000).

(O)              The GMWB Benefit Base steps up to the GMWB Anniversary Value of $292,184 ($332,184 - $40,000).

(P)                For the next three years, Joe takes the full Guaranteed Annual Withdrawal Amount of $17,531 (.06 × $292,184).

(Q)              In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The GMWB Benefit Base steps up to the GMWB Anniversary Value of $305,506 ($345,506 - $40,000).

(R)              For the last three years, Joe takes the full Guaranteed Annual Withdrawal Amount of $18,330 (.06 × $305,506).

Hypothetical Example 2. ASSUMPTIONS:

•       Joe, 55 years old on the Effective Date

•       Elected Single Life Coverage

•       Purchased the Contract without taking the GMWB Rider, but decided at year six to elect the GMWB Rider under the RightTimeSM Option

•       Began making GMWB Withdrawals 6 years after the GMWB Rider Effective Date

•       Because the Benefit Election Date was less than 10 years after the GMWB Rider Effective Date and Joe was 67 on that date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments	Net Withdrawals		Hypothetical Contract Value	GMWB Benefit Base		Guaranteed Annual Withdrawal Amount	Guaranteed Annual Withdrawal Amount Balance
At issue	100,000	N/A		100,000	n/a		n/a	n/a
1	50,000	0		158,955	n/a		n/a	n/a
2	0	0		165,987	n/a		n/a	n/a
3	25,000	0		215,760	n/a		n/a	n/a
4	0	0		211,719	n/a		n/a	n/a
5	0	0		248,856	n/a		n/a	n/a
6	15,000	0		251,276	251,276	(A)	0	0
7	0	0		291,400	291,400	(B)	0	0
8	0	10,000	(C)	286,952	286,952	(D)	0	0
9	0	0		309,046	309,046	(E)	0	0
10	0	0		332,184	332,184	(F)	0	0
11	0	16,609	(G)	307,984	332,184		16,609	0
12	0	16,609	(G)	322,683	332,184		16,609	0
13	0	16,609	(G)	325,369	332,184		16,609	0
14	0	50,000	(H)	303,741	303,741	(I)	16,609	0
15	0	15,187	(J)	299,586	303,741		15,187	0
16	0	15,187	(J)	293,054	303,741		15,187	0
17	0	15,187	(J)	280,130	303,741		15,187	0

(A)       The initial GMWB Benefit Base is equal to the Contract Value on the rider effective date (year 6) of $251,276.

(B)               The GMWB Benefit Base steps up to the GMWB Anniversary Value of $291,400.

(C)               The GMWB Benefit Base is reduced proportionally due to the $10,000 withdrawal. The GMWB Benefit Base is reduced by 3.4% ($10,000/$296,952 = 0.034). The new GMWB Benefit Base is $281,587 (291,400 - ($291,400 * ($10,000/$296,952))).

(D)              The GMWB Benefit Base steps up to the GMWB Anniversary Value of $286,952.

(E)               The GMWB Benefit Base steps up to the GMWB Anniversary Value of $309,046.

(F)               The GMWB Benefit Base steps up to the GMWB Anniversary Value of $332,184.

(G)              In year 11, Joe begins to take the GMWB Withdrawals. For the next three years, Joe takes the full Guaranteed Annual Withdrawal Amount of $16,609 (.05 × $332,184).

(H)              In year 14, Joe takes an excess Withdrawal of $50,000, which exceeds his Guaranteed Annual Withdrawal Amount by $33,391. At the time of the Withdrawal, the GMWB Benefit Base resets to $298,739: ($332,184 [current GMWB Benefit Base] × ($33,391 [excess portion of withdrawal] / ($353,741 [Contract Value before withdrawal] - $16,609 [non-excess portion of withdrawal]))

(I)                  The GMWB Benefit Base steps up to the GMWB Anniversary Value of $303,741.

(J)                 For the last three years, Joe takes the full Guaranteed Annual Withdrawal Amount of $15,187 (0.05 × 303,741).

Incorporated herein by reference in their entirety are the Prospectus and Statement of Additional Information dated May 1, 2006, as filed with the Commission in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-115212) on April 28, 2006.

PART C

OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

(a)           Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)          Exhibits:

1.	Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)
2.	Not applicable
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
(b) Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
(c) Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract — All Allocation Options(8)
(d) Variable Account Annual Bonus Endorsement(10)
(f) Guaranteed Account Endorsement(8)
(g) Return of Purchase Payments Death Benefit Rider(8)
(h) Asset-Based Fee Endorsement(9)
(i) Net Amount at Risk Fee Endorsement(9)
(j) Minimum Annuitization Value Endorsement(8)
(k) Annuitization Bonus Endorsement(8)
(l) Contract Schedule for Individual Contracts(8)
(m) Annual Ratchet Death Benefit Endorsement(10)
(n) Benefit Based Fee Endorsement(10)
(o) DCA Fixed Accounts Endorsement(10)
(p) Fixed Account Endorsement(10)
(q) Form of Guaranteed Minimum Withdrawal Benefit Rider (to be filed by amendment)
5.	Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
6.	(a) Charter of Protective Life Insurance Company.(1)
(b) By-Laws of Protective Life Insurance Company.(1)
7.	Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company.(4)
8.	(a) Participation Agreement (Oppenheimer Variable Account Funds)(3)
(b) Participation Agreement (MFS Variable Insurance Trust)(3)
(c) ParticipationAgreement (Calvert Group, formerly Acacia Capital Corporation)(3)
(d) Participation Agreement (Van Eck Worldwide Insurance Trust)(5)
(e) Participation Agreement (Van Kampen Life Investment Trust)(6)
(f) Participation Agreement (Lord Abbett Series Fund)(7)
(g) Participation Agreement for Class II Shares (Van Kampen)(4)

(h) Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)
(i) Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)
(j) Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(4)
(k) Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(8)
(l) Participation Agreement (Fidelity Variable Insurance Products)(10)
(m) Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(12)
(n) Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(12)
9.	Opinion and Consent of Steve M. Callaway, Esq.(11)
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP (to be filed by amendment)
(b) Consent of PricewaterhouseCoopers LLP (to be filed by amendment)
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of attorney

(1)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.
(5)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.
(8)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.
(9)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.
(10)	Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.
(11)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on June 16, 2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

Item 25.   Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Gary Corsi	Executive Vice President and Chief Financial Officer and Director
Richard J. Bielen	Executive Vice President, Chief Investment Officer, Treasurer, and Director
Carolyn Johnson	Senior Vice President and Chief Operating Officer, Life and Annuity Division
Carolyn King	Senior Vice President, Acquisitions Division
Deborah J. Long	Senior Vice President, General Counsel, and Secretary
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Steven G. Walker	Senior Vice President and Controller and Chief Accounting Officer
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Alan E. Watson	Senior Vice President, Life and Annuity Division
John B. Deremo	Senior Vice President, Life and Annuity Division

*                    Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.   Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2005 (File No. 1-11339) filed with the Commission on March 16, 2006.

Item 27.   Number of Contractowners.

As of September 30, 2006, there were 672 contract owners of ProtectiveRewards B2A individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.   Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter.

(a)          Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)         The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, Life and Annuity Division
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division, and Director
Kevin B. Borie	Director	Vice President and Actuary, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Director II, LLC Commissions
Cindy McGill	Assistant Secretary	Director II, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Julena Johnson	Assistant Compliance Officer	Compliance Auditor II
Thomas R. Barrett	Chief Financial Officer and Director	Director, Operational Accounting, Life and Annuity Division
Jason P. Dees	Assistant Financial Officer	Staff Accountant II, Life and Annuity Division

*                    Unless otherwise indicated, principal business address is 2801  Highway 280 South, Birmingham, Alabama, 35223.

(c)          The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30.   Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.   Management Services.

All management contracts are discussed in Part A or Part B.

Item 32.   Undertakings.

(a)          Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)         Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of

Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)          Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)         The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP- 6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)          Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on October 27, 2006.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company
PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on
Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ JOHN D. JOHNS	Chairman of the Board,
John D. Johns	President and Director	October 27, 2006
(Principal Executive Officer)
/s/ GARY CORSI	Executive Vice President,
Gary Corsi	Chief Financial Officer and Director	October 27, 2006
(Principal Financial Officer)
/s/ STEVEN G. WALKER	Senior Vice President, Controller,
Steven G. Walker	and Chief Accounting Officer	October 27, 2006
(Principal Accounting Officer)
/s/ R. STEPHEN BRIGGS R. Stephen Briggs	Director	October 27, 2006
/s/ RICHARD J. BIELEN Richard J. Bielen	Director	October 27, 2006